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UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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 FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2003

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ROMACORP, INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-62615	13-4010466
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

9304 Forest Lane, Suite 200 Dallas, Texas	75243
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code): (214) 343-7800

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ITEM 5.   Other Events.

      On June 23, 2003, Romacorp, Inc. issued a press release naming David W. Head as CEO and President, a copy of which is included as Exhibit 99.1 hereto.

ITEM 7.   Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 23, 2003, announcing the appointment of David W. Head as CEO and President.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROMACORP, INC.

Date: June 23, 2003	By:	/s/Richard A. Peabody
Vice President & Chief Financial Officer (Principal Financial and Accounting Officer)